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                                                                Exhibit 10.24(g)

                             FIFTH AMENDMENT TO THE
                            PLAYBOY ENTERPRISES, INC.
                       EMPLOYEES' INVESTMENT SAVINGS PLAN
               (As Amended and Restated Effective January 1, 1997)

      WHEREAS, Playboy Enterprises, Inc. (the "Company") maintains the Playboy Enterprises, Inc. Employees Investment Savings Plan, as amended and most recently restated effective January 1, 1997 and amended four times thereafter (the "Plan"); and

      WHEREAS, the Company wishes to further amend the Plan, effective as of January 1, 2003, to comply with the final regulation under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended (the "Code") relating to required minimum distributions.

      NOW THEREFORE, pursuant to its authority under Section 9.01 of the Plan, the Company hereby amends the Plan by adding a new Section 6.09 as follows:

      Section 6.09 Minimum Distribution Requirements

            (a)   General Rules.

                  (1) Effective Date. The provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                  (2) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

                  (3) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

                  (4) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

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            (b)   Time and Manner of Distribution.

                  (1) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

                  (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                        (A) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                        (B) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                        (C) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                        (D) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this subsection (b)(2), other than paragraph (A), will apply as if the surviving spouse were the Participant.

                  For purposes of this subsection (b)(2) and subsection (d)
            below, unless paragraph (D) applies, distributions are considered to begin on the Participant's required beginning date. If paragraph (D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under paragraph (A).

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                  (3) Forms of Distribution. Unless the Participant's interest is distributed in the form of a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with subsections (c) and
            (d) below.

            (c)   Required Minimum Distributions During Participant's Lifetime.

                  (1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                        (A)   the quotient obtained by dividing the
                  Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                        (B) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

                  (2) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this subsection (c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

            (d)   Required Minimum Distributions After Participant's Death.

                  (1)   Death On or After Date Distributions Begin.

                        (A) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed

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                  for each distribution calendar year after the year of the
                  Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                              (i) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                              (ii) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                              (iii) If the Participant's surviving spouse is not
                        the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                        (B) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

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                  (2)   Death Before Date Distributions Begin.

                        (A) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                        (B) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                        (C) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection (b)(2)(A) above, this subsection (d)(2) will apply as if the surviving spouse were the Participant.

            (e)   Definitions.

                  (1) Designated beneficiary. The individual who is designated to receive death benefits under Article 8 and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4 of the Treasury Regulations.

                  (2) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under subsection (b)(2) above. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution

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            calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

                  (3) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

                  (4) Participant's account balance. The Account balance as of the last accounting date in the calendar year immediately preceding the distribution calendar year ("valuation calendar year") increased by the amount of any contributions made and allocated or forfeitures allocated to his Accounts as of dates in the valuation calendar year after the accounting date and decreased by distributions made in the valuation calendar year after the accounting date. The Participant's Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                  (5) Required beginning date. In accordance with Section 6.02 of the Plan, the April 1 after the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or, (ii) in the case of a non-5% owner, the calendar year in which the Participant ceases to be an Employee.

      IN WITNESS WHEREOF, this Fifth Amendment, having been first duly adopted, is hereby executed by a duly authorized officer of the Company on this 29th day of November 2007, to take effect as provided herein.

                                        PLAYBOY ENTERPRISES, INC.

                                        By:      /s/ Robert D. Campbell
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                                        Title:   SVP, Treasurer
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